                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL


           OFFER TO EXCHANGE ALL OUTSTANDING 5 1/2% NOTES DUE 2000,
    6% NOTES DUE 2005, 6 1/8% NOTES DUE 2008 AND 6 7/8% DEBENTURES DUE 2028 ("RESTRICTED SECURITIES") FOR 5 1/2% NOTES DUE 2000, 6% NOTES DUE 2005, 6 1/8%
                NOTES DUE 2008 AND 6 7/8% DEBENTURES DUE 2028
                  ("EXCHANGE SECURITIES") OF RITE AID CORPORATION


--------------------------------------------------------------------------------
THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON    , 1999,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00
  P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         HARRIS TRUST AND SAVINGS BANK

 Facsimile Transmission Number:       By Hand/Overnight Delivery:           By Registered or Certified Mail:
--------------------------------      -------------------------------       --------------------------------
(For Eligible Institutions Only)      Harris Trust and Savings Bank          Harris Trust and Savings Bank
      (212) 701-7636                    c/o Harris Trust Company               c/o Harris Trust Company
                                             of New York                             of New York
                                            88 Pine Street                          P.O. Box 1010
      For General Information                19th Floor                          Wall Street Station
      -----------------------             New York, NY  10005                  New York, NY  10268-1010
              and to
              ------
Confirm Receipt of Facsimile by
-------------------------------
           Telephone:
           ----------
            (212) 701-7624

          (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight courier)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE SECURITIES FOR THEIR RESTRICTED SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR RESTRICTED SECURITIES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the prospectus dated _______, 1999 (the "Prospectus") of Rite Aid Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $700,000,000 of its 5 1/2% Notes Due 2000, 6% Notes Due 2005, 6 1/8% Notes Due 2008 and 6 7/8% Notes Due 2028 (the "Exchange Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an identical principal amount of its 5 1/2% Notes Due 2000, 6% Notes Due 2005, 6 1/8% Notes Due 2008 and 6 7/8% Notes Due 2028 (the "Restricted Securities", and together with the Exchange Securities, the "Securities") outstanding on the date hereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     For each Restricted Securities accepted for exchange and not validly withdrawn, the holder of such Restricted Securities will receive an Exchange Securities having a principal amount equal to that of the surrendered Restricted Securities. Restricted Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Securities whose Restricted Securities are accepted for exchange will not receive any payment in respect of interest on such Restricted Securities otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Interest on the Exchange Securities will accrue from the last interest payment date on which interest was paid on the Restricted Securities surrendered in exchange therefor or, if no interest has been paid on the Restricted Securities, from the date of original issue of the Restricted Securities. The Company expressly reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Restricted Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be used by a holder of Restricted Securities if: (i) tender of Restricted Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Book Entry Transfer" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Restricted Securities or (ii) tender of Restricted Securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


The term "holder" with respect to the Exchange Offer means any person whose Restricted Securities are held of record by the Book-Entry Transfer Facility who desires to deliver such Restricted Securities by book-entry transfer at the Book-Entry Transfer Facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     Listed below are the Restricted Securities to which this Letter relates.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR
RESTRICTED Securities MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW



-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF  RESTRICTED Securities
-----------------------------------------------------------------------------------------------------------------
        1                                                  2                                     3
-----------------------------------------------------------------------------------------------------------------

Name(s) and Address(es) of
  Registered Holder(s)                               Aggregate Principal                  Principal Amount
(Please fill in, if blank)                         Amount of Restricted Drs.                   Tendered*
-----------------------------------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                               Total                                    Total
-----------------------------------------------------------------------------------------------------------------
*  Unless otherwise indicated in this column, any tendering holder of Restricted
   Securities will be deemed to have tendered ALL of the Restricted Securities indicated in column 2. If the space provided above is inadequate, the principal amount of Restricted Securities should be listed on a separate signed schedule affixed hereto. Restricted Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if Exchange Securities are to be registered in the name of someone other than the undersigned or if Restricted Securities which are not tendered or not accepted for exchange are to be credited to an account maintained by the Book-Entry Transfer Facility other than the account indicated above.

Register Exchange Securities and/or Restricted Securities in the name of:

Name_____________________________________________________
                    (PLEASE PRINT)

Address__________________________________________________

_________________________________________________________
                   (INCLUDE ZIP CODE)

_________________________________________________________
        (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
---------------------------------------------------------

[ ] CHECK HERE IF TENDERED RESTRICTED SECURITIES. ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:____________________________________________

      Transfer Facility Book-Entry Account No.:_________________________________

      Transaction Code No.:_____________________________________________________

[ ] CHECK HERE IF TENDERED RESTRICTED DRS. ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):__________________________________________

      Window Ticket Number (if any):____________________________________________

      Date of Execution of Notice of Guaranteed Delivery:_______________________

      Account Number: _________________  Transaction Code Number:_______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:_____________________________________________________________________

      Address:__________________________________________________________________


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Restricted Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

Ladies and Gentlemen:

   Subject to the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Securities tendered in accordance with this Letter, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Restricted Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Restricted Securities and Exchange Securities) with respect to the tendered Restricted Securities with full power of substitution to
(i) transfer ownership of such Restricted Securities on the account books maintained by the Book-Entry Transfer Facility and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and
(ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Securities, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Securities acquired in exchange for Restricted Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Securities, whether or not such person is the holder, (ii) neither the holder of such Restricted Securities nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities, (iii) if the holder of Restricted Securities is not a broker-dealer, or is a broker-dealer but will not receive Exchange Securities for its own account in exchange for Restricted Securities, neither the holder nor any such other person is engaged in or intends to engage in the distribution of such Exchange Securities and (iv) neither the holder of such Restricted Securities nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

   The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Securities issued in exchange for the Restricted Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Securities. However, the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by the applicable regulation. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Restricted Securities, that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that its is an "underwriter" within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Restricted Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

   For purposes of the Exchange Offer, the Company shall be deemed to have accepted properly tendered Restricted Securities for exchange when, as and if the Company has given oral or written notice thereof to the Exchange Agent with written confirmation of any oral notice to be given promptly thereafter.

   The undersigned understands that tenders of Restricted Securities pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Restricted Securities" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated under "Special Issuance Instructions," please issue and register the Exchange Securities issued in exchange for the Restricted Securities accepted for exchange and register any Restricted Securities not tendered or not exchanged in the name(s) of the undersigned by credit to the undersigned's account at the Book-Entry Transfer Facility. In the event that the "Special Issuance Instructions" are completed, please issue and register the Exchange Securities issued in exchange for the Restricted Securities accepted for exchange, and register any Restricted Securities not tendered or not exchanged, in the name(s) of the person(s) so indicated by credit to such person's account at the Book-Entry Transfer Facility. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Restricted Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Restricted Securities so tendered.

   Holders of Restricted Securities who are unable to deliver their confirmation of the book-entry tender of their Restricted Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Securities according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer --Guaranteed Delivery Procedures." See Instruction 1.

                        PLEASE SIGN HERE WHETHER OR NOT
                RESTRICTED SECURITIES ARE BEING TENDERED HEREBY

X______________________________________            _______________________
                                                           DATE
X______________________________________            _______________________
   SIGNATURE(S) OF REGISTERED HOLDER(S)                    DATE
    OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:___________________

        The above lines must be signed by the registered holder(s) of Restricted Securities as their name(s) appear(s) as such on a security position listing as the owner of Restricted Securities, or by person(s) authorized to become registered holder(s). If Restricted Securities to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority as to act. See Instruction 3 regarding the completion of this Letter of Transmittal.

Name(s):________________________________________________________________________
                                (PLEASE PRINT)


Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (INCLUDE ZIP CODE)

      Signature(s) Guaranteed by an Eligible Institution (as defined):
                        (If required by Instruction 3)


_______________________________________________________________________________
                            (AUTHORIZED SIGNATURE)


_______________________________________________________________________________
                                   (TITLE)


_______________________________________________________________________________
                                (NAME OF FIRM)


_______________________________________________________________________________
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)


Date:_______________________________, 1999

_______________________________________________________________________________

                                  INSTRUCTIONS

                Forming Part of the Terms and Conditions of the
                                 Exchange Offer


1.  DELIVERY OF THIS LETTER AND Securities; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders (which term, for purposes of the Exchange Offer means any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Securities) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." A Book-Entry Confirmation, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Restricted Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     If a registered holder of the Restricted Securities desires to tender such Restricted Securities and time will not permit such holder's Letter of Transmittal or other required documents to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if (i) the tender is made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly competed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile and transmission, mail or hand delivery), setting forth the name and address of the holder of Restricted Securities and the amount of Restricted Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and all other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent and (iii) a Book-Entry Confirmation and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Restricted Securities and all other required documents is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Restricted Securities are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2.  SIGNATURES ON THIS LETTER; GUARANTEE OF SIGNATURES.

     If any tendered Restricted Securities are owned of record by two or more joint owners, all such owners must sign this Letter.

     If this Letter or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     In the event that signatures on this Letter are required to be guaranteed, such guarantees must be by a firm that is a member or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (collectively, "Eligible Institutions").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Restricted Securities are tendered: (i) by a registered holder of Restricted Securities who has not completed the box entitled "Special Issuance Instructions" on this Letter; or (ii) for the account of an Eligible Institution.

3.  SPECIAL ISSUANCE AND REGISTRATION INSTRUCTIONS.

     Tendering holders of Restricted Securities may request that Restricted Securities not exchanged be credited to an account maintained at the Book-Entry Transfer Facility designated by such holder hereon. If no such instructions are given, such Restricted Securities not exchanged will be returned to the name of the person signing this Letter.

4.  TAX IDENTIFICATION NUMBER.

     United States federal income tax law may require that a tendering holder whose Restricted Securities are accepted for exchange provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the United States Internal Revenue Service (the "IRS"). In addition, such tendering holder may be subject to backup withholding tax in an amount equal to 31% of all reportable payments made after the exchange. If such withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Restricted Securities (including, among others, all corporations) are not subject to these backup withholding requirements. See the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     To prevent backup withholding tax, each tendering holder of Restricted Securities should provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct. If the tendering holder of Restricted Securities is a nonresident alien or foreign entity not subject to backup withholding tax, such holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Restricted Securities are held in more than one name or are not held in the name of the actual owner, such holder should consult the Guidelines for information on which TIN to report.

5.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Exchange Securities in exchange for Restricted Securities pursuant to the Exchange Offer. If, however, Exchange Securities or Restricted Securities not tendered or not accepted are to be registered in the name of any person other than the registered holder of the Restricted Securities tendered hereby, or if tendered Restricted Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Restricted Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Restricted Securities specified in this letter.

6.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Restricted Securities for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Securities, nor shall any of them incur any liability for failure to give any such notice.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

--------------------------------------------------------------------------------
Name (if joint names, list first and circle the name of the person or entity whose number you enter below)

--------------------------------------------------------------------------------
Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City, State and Zip Code

--------------------------------------------------------------------------------
                                   PART I - TAXPAYER IDENTIFICATION NUMBER

                                   Enter your taxpayer identification number in
                                   the appropriate box. For individuals, this is
                                   your social security number. For sole
SUBSTITUTE FORM W-9                proprietors, see the instructions in the
Department of the Treasury         Guidelines. For other entities, it is your
Internal Revenue Service           employer identification number. If you do not
                                   have a number, see "Obtaining a Number" in
Request for Taxpayer               the Guidelines.
Identification Number and
Certification                      Note: If the account is in more than one
---------------------------------  name, see the chart on page 1 of the
                                   Guidelines on whose number to enter.

                                       ----------------------------------
                                            Social Security Number
                                       ----------------------------------

                                                      OR

                                       ----------------------------------
                                         Employer Identification Number
                                       ----------------------------------

                                   --------------------------------------------
                                   PART II - FOR PAYEES EXEMPT FROM BACKUP
                                   WITHHOLDING (SEE INSTRUCTIONS IN THE
                                   GUIDELINES)
-------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE:------------------------------------   DATE:-------------, 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.
-------------------------------------------------------------------------------